Exhibit 10.1

SECOND AMENDMENT TO
REVOLVING CREDIT AND SECURITY AGREEMENT, WAIVER AND
FORBEARANCE EXTENSION

THIS SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT, WAIVER AND FORBEARANCE EXTENSION (this “Amendment”) is made and entered into effective as of the 18th day of December, 2012 (the “Second Amendment Closing Date”), by and among ENGLOBAL CORPORATION, a corporation organized under the laws of the State of Nevada (“Holdings”), ENGLOBAL U.S., INC., a corporation organized under the laws of the State of Texas (“ENGlobal US”), ENGLOBAL INTERNATIONAL, INC., a corporation organized under the BVI Business Companies Act of 2004 (“ENGlobal International”), ENGLOBAL GOVERNMENT SERVICES, INC., a corporation organized under the laws of the State of Texas (“ENGlobal Government”; and together with Holdings, ENGlobal US and ENGlobal International, individually, each a “Borrower” and jointly and severally, “Borrowers”), the financial institutions which are a party hereto (collectively, the “Lenders” and individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for itself and as agent for the other Lenders (PNC, together with its successors and assigns in such capacity, “Agent”).

PRELIMINARY STATEMENTS

A. Borrowers, Lenders and Agent are parties to that certain Revolving Credit and Security Agreement dated May 29, 2012 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”).

B. One or more Events of Default have occurred and are continuing under the Credit Agreement (the “Existing Defaults”) and Agent and Lenders agreed to forbear from the exercise of their rights and remedies under the Credit Agreement due to such Existing Defaults pursuant to that certain First Amendment to Revolving Credit and Security Agreement and Forbearance Agreement, dated as of September 21, 2012 (the “Initial Forbearance”), as amended and extended pursuant to that certain Letter dated October 30, 2012 and that certain Letter dated November 14, 212 (collectively, the “Forbearance Extension”), each among Agent, Lenders and Borrowers (the Initial Forbearance and the Forbearance Extension are collectively referred to herein as the “Forbearance Agreement”).

C. Borrowers (i) desire to amend the Credit Agreement and (ii) request that Agent and Lenders extend the Forbearance Period set forth in the Forbearance Agreement.  Subject to the terms and conditions set forth herein, Agent and Lenders have agreed to Borrower’s desires and requests.

D. This Amendment shall constitute an Other Document (as defined in the Credit Agreement) and these recitals shall be construed as part of this Amendment.

NOW, THEREFORE, in consideration of the forgoing and the mutual covenants contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
DEFINITIONS

1.01 Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
AMENDMENTS

2.01 Amendment to Section 1.2.  Effective as of the Effective Date hereof, Section 1.2 of the Credit Agreement is hereby amended by adding (in proper alphabetical order) the following definitions:

“EBITDAR” shall mean for any period the sum of (i) EBITDA plus (ii) restructuring fees, costs and expenses of Borrowers incurred during the Forbearance Period in connection with the restructuring of Borrowers and their operations (including Deloitte LLP’s fees and expenses and attorneys’ fees) to the extent included in determining net income of Borrowers.

“Second Amendment” shall mean that certain Second Amendment to Revolving Credit and Security Agreement, Waiver and Forbearance Extension dated as of December 18, 2012, by and among Borrowers, Agent and Lenders.

2.02 Amendment to Section 1.2.  Effective as of the date hereof, Section 1.2 of the Credit Agreement is hereby amended to amend and restate the following definition as follows:

“Forbearance Period” shall mean during the period commencing on the Effective Date and ending on the earlier to occur of (a) 5:00 p.m. (Dallas, Texas time) on April 30, 2013; or (b) the date that any Forbearance Default (as defined in Section 9.01 hereof) occurs; provided, however, the Forbearance Period will expire on (i) January 10, 2013 if Agent is not provided a copy of the final report prepared by Simmons & Co. of its analysis of the strategic restructuring options available to the Board of Directors of Holdings or (ii) January 31, 2013 if the Board of Directors of Holdings fails to act in a manner consistent with the strategic recommendations of Simmons & Co. set forth in the final report referenced in clause (ii) hereto in a manner acceptable to Agent in its Permitted Discretion.

“Maximum Revolving Advance Amount” shall mean (i) $35,000,000 for the period from the Closing Date through and including January 31, 2013, (ii) $31,500,000 for the period from February 1, 2013 through and including April 29, 2013, and (iii) $26,5000,000 for the period from April 30, 2013 through and including the last day of the Term.

2.03 Amendment to Section 6.5.  Effective as of the Effective Date hereof, Section 6.5 of the Credit Agreement is hereby amended by adding the following sentence to the introduction thereof:

6.5           Financial Covenants.  Borrowers shall not be required to maintain the financial covenants set forth in Sections 6.5(a), (b) and (c) for the period beginning on the Second Amendment Closing Date and ending on the last day of the Forbearance Period.

2.04 Amendment to Section 6.5.  Effective as of the Effective Date hereof, Section 6.5 of the Credit Agreement is hereby amended by adding the following subsection (e) immediately after subsection (d) thereof:

(e)           EBITDAR.  Cause to be maintained for the period beginning with the Second Amendment Closing Date through the Forbearance Period a minimum EBITDAR as set forth in the table below for such month:

Period	Amount
For month ending: December 31, 2012	($1,880,000)
For month ending: January 31, 2013	($1,971,000)
For month ending: February 28, 2013 For month ending: March 31, 2013 For month ending: April 30, 2013	($2,088,000) ($2,127,000) ($2,207,000)

ARTICLE III
CONDITIONS PRECEDENT; CONDITIONS SUBSEQUENT AND POST-CLOSING OBLIGATIONS

3.01 Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent (the first date upon which all such conditions have been satisfied being herein called the “Effective Date”):

(a) Agent shall have received the following documents or items, each in form and substance satisfactory to Agent and its legal counsel:

(i) this Amendment duly executed by Borrowers and Lenders; and

(ii) all other documents Agent may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby;

(b) Each document (including any Uniform Commercial Code financing statement) required by the Credit Agreement, any related agreement or under law or reasonably requested by Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

(c) All fees and expenses due and owing by Borrowers to Agent and Lenders shall have been paid in full;

(d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel;

(e) The representations and warranties contained herein and in the Credit Agreement and the Other Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof; and

(f) No Default or Event of Default, other than the Existing Defaults, shall have occurred and be continuing.

Agent shall provide notice to Borrowers of the occurrence of the “Effective Date;” provided, however, that Borrowers so have no rights arising from and Agent shall have no liability whatsoever with respect to any failure by Agent to provide such notice.

3.02 Amendment Fee.  In consideration of the agreements set forth herein, Borrowers agree to pay Agent, for the ratable benefit of Agent and Lenders, an amendment fee in an amount equal to $262,500, which amendment fee shall be deemed fully earned and nonrefundable upon Borrowers’ execution of, and release of its signature pages to, this Amendment.

ARTICLE IV
RATIFICATIONS, REPRESENTATIONS, WARRANTIES
AND OTHER AGREEMENTS

4.01 Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect.  Borrowers hereby agrees that all liens and security interest securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations.  Borrowers, Lenders and Agent agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

4.02 For Avoidance of Doubt.  Borrowers hereby acknowledge that time is of the essence with respect to the performance of any and all collateral and financial reporting covenants made by Borrowers under the Credit Agreement (including all reporting covenants set fort in Article IX of the Credit Agreement as amended by this Amendment) and Borrowers shall strictly comply with the delivery dates and time lines associated with delivery of such reports and statements to Agent.

4.03 Representations and Warranties with respect to Other Documents.  Each Borrower hereby represents and warrants to Agent and Lenders as of the First Amendment Closing Date as follows: (A) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (B) the execution, delivery and performance by it of this Amendment, the Credit Agreement and all Other Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its certificate of formation, operating agreement, or other organizational documents, or (ii) any applicable law; (C) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Body or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Credit Agreement or any of the Other Documents executed and/or delivered in connection herewith by or against it; (D) this Amendment, the Credit Agreement and all Other Documents executed and/or delivered in connection herewith have been duly executed and delivered by it; (E) this Amendment, the Credit Agreement and all Other Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (F)  except for the Existing Events of Default, it is not in default under the Credit Agreement or any of the Other Documents, and no Default or Event of Default (other than the Existing Events of Default) exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; (G) except with the respect to the Existing Events of Default, each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents; (H) the representations and warranties contained in the Credit Agreement and the Other Documents are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; and (I) except as previously disclosed to Agent in writing, no Borrower has amended its certificate of formation or operating agreement (or applicable organizational or governing documents) since May 29, 2012.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.01 Forbearance Period.  For the period beginning on the Second Amendment Closing Date through and including the last day of the Forbearance Period:

(a) Borrowers shall continue to retain Deloitte LLP to perform the scope of duties agreed to by Agent and the Lenders, dated October 30, 2012 and signed by Borrower and Deloitte; and

(b) ENGlobal US shall provide Agent with weekly updates of the Simmons & Co. strategic option process in form and detail satisfactory to Agent in its sole discretion.

5.02 Survival of Representations and Warranties.  All representations and warranties made in the Credit Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by Agent or any Lender shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

5.03 Reference to Credit Agreement.  Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

5.04 Expenses of Agent.  Borrowers agree to pay on demand all reasonable costs and expenses incurred by Agent in connection with any and all amendments, modifications, and supplements to the Other Documents, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any Other Documents, including, without, limitation, the costs and fees of Agent’s legal counsel.

5.05 Expenses of Lenders.  In addition to the costs and expenses set forth in Section 5.04 above, Borrowers agrees to pay on demand all reasonable costs and expenses incurred by Lenders (other than Agent) in connection with the enforcement of the Credit Agreement and any Other Document and this Amendment, including, without limitation, the costs and fees of legal counsel.

5.06 Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.07 Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Agent, Lenders and Borrowers and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

5.08 Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

5.09 Effect of Waiver.  No consent or waiver, express or implied, by Lenders or Agent to or for any breach of or deviation from any covenant or condition by Borrowers shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

5.10 Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.11 Applicable Law.  THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

5.12 Final Agreement.  THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWERS AND AGENT.

5.13 Release.  BORROWERS HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM AGENT AND LENDERS TO BORROWERS UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS AND AGENT.  EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS, AGENT, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWERS MAY NOW OR HEREAFTER HAVE AGAINST LENDERS AND AGENT, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDERS AND AGENT TO BORROWERS UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

BORROWERS:

ENGLOBAL CORPORATION

By: _________________________
Name: _______________________
Title: ________________________

ENGLOBAL U.S., INC.

By: _________________________
Name: _______________________
Title: ________________________

ENGLOBAL INTERNATIONAL, INC.

By: _________________________
Name: _______________________
Title: ________________________

ENGLOBAL GOVERNMENT SERVICES, INC.

By: _________________________
Name: _______________________
Title: ________________________

AGENT:

PNC BANK, NATIONAL ASSOCIATION,
as Lender and as Agent

By: _________________________
Name: Ron Eckhoff
Title: Vice President